UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 14, 2002
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE CREDIT INDUSTRIES, INC.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	1-8422 (Commission File Number)	95-4083087 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 9. REGULATION FD DISCLOSURE

        On August 14, 2002, each of the Principal Executive Officer, Angelo R. Mozilo, and the Principal Financial Officer, Thomas Keith McLaughlin of Countrywide Credit Industries, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460

        A copy of each of these statements and certifications is attached hereto as an Exhibit (Exhibits 99.1 and 99.2)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: August 14, 2002

COUNTRYWIDE CREDIT INDUSTRIES, INC. /s/ Stanford L. Kurland By: Stanford L. Kurland Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

   99.1              Statement Under Oath of Principal Executive Officer dated August 13,
                     2002.

   99.2              Statement Under Oath of Principal Financial Officer dated August 13,
                     2002.

Exhibit 99.1

Statement Under Oath of Principal Executive Officer
and Principal Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

I, Angelo R. Mozilo, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Countrywide Credit Industries, Inc., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

  Report of Countrywide Credit Industries, Inc. on Form 10-K for the ten-month period ended December 31, 2001;
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Countrywide Credit Industries, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
  any amendments to any of the foregoing.

/s/ Angelo R. Mozilo Angelo R. Mozilo August 13, 2002	State of California County of Orange Subscribed and sworn to before me this 13th day of August 2002. /s/ Tiffany Ann Imel Tiffany Ann Imel My Commission Expires: May 6, 2005

Exhibit 99.2

Statement Under Oath of Principal Executive Officer
and Principal Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

I, Thomas Keith McLaughlin, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Countrywide Credit Industries, Inc., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

  Report of Countrywide Credit Industries, Inc. on Form 10-K for the ten-month period ended December 31, 2001;
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Countrywide Credit Industries, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
  any amendments to any of the foregoing.

/s/ Thomas Keith McLaughlin Thomas Keith McLaughlin August 13, 2002	State of California County of Orange Subscribed and sworn to before me this 13th day of August 2002. /s/ Tiffany Ann Imel Tiffany Ann Imel My Commission Expires: May 6, 2005